UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue, Suite 100 Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

(813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Cott Corporation (“Cott”) is filing this Form 8-K to update the financial information in its Annual Report on Form 10-K for the year ended December 27, 2008 (“2008 Form 10-K”) filed on March 11, 2009 to reflect the retrospective adoption of SFAS No. 160 Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51,” (“SFAS No. 160”). These changes are described more fully in Note 1 to the consolidated financial statements. Cott is filing this Form 8-K in order to provide the consistency in presentation of financial information between the 2008 Form 10-K and Cott’s Quarterly Report for the quarter ended March 28, 2009 on Form 10-Q filed on May 5, 2009 (“First Quarter 2009 10-Q”).

Each section of the 2008 Form 10-K affected by these changes namely, Item 6 – Selected Financial Data, Item 7 -Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements have been updated to reflect these changes and included as Exhibit 99.1 to this Form 8-K. Except to the extent relating to the updating of Cott’s financial statements and other financial information described above, the financial statements and other disclosures in this Form 8-K do not reflect any events that have occurred after the 2008 Form 10-K was initially filed on March 11, 2009.

Item 9.01.	Financial Statements and Exhibits

EXHIBITS

The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede those portions of the 2008 Form 10-K that are affected by the adoption of SFAS No. 160.

All other information in the 2008 Form 10-K has not been updated for events or developments that have occurred subsequent to the filing of the 2008 Form 10-K with the Securities and Exchange Commission. For developments since the filing of the 2008 Form 10-K, refer to the First Quarter 2009 10-Q. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2008 Form 10-K and subsequent filings with the Securities and Exchange Commission.

Exhibit	Description	Method of Filing
Exhibit 23.1	Consent of Independent Registered Certified Public Accounting Firm	Attached as Exhibit

Exhibit 23.2	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Revised and updated items from our Annual Report for the year ended December 27, 2008 filed on Form 10-K on March 11, 2009. Financial statements in this exhibit are now our historical financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 29, 2009	By:	/s/ Juan Figuereo
Juan Figuereo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 23.1	Consent of Independent Registered Certified Public Accounting Firm

Exhibit 23.2	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Revised and updated items from our Annual Report for the year ended December 27, 2008 filed on Form 10-K on March 11, 2009. Financial statements in this exhibit are now our historical financial statements.